SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549




                                      Form 8-K




                                   CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





      Date of Report (Date of earliest event reported) May 20, 1994




                                 PSI RESOURCES, INC.
           (Exact name of registrant as specified in its charter)






          Indiana                    1-9941           35-1724168
(State or other jurisdiction      (Commission       (IRS Employer
     of incorporation)            File Number)      Identification No.)


           1000 East Main Street, Plainfield, Indiana  46168
          (Address of principal executive offices) (Zip Code)




    Registrant's telephone number, including area code (317) 839-9611

                                 PSI RESOURCES, INC.


                                      FORM 8-K

                                  TABLE OF CONTENTS



 Item                                                                   Page
Number                                                                 Number

  1.         Changes in Control of Registrant . . . . . . . . .          3

  2.         Acquisition or Disposition of Assets . . . . . . .          3

  3.         Bankruptcy or Receivership . . . . . . . . . . . .          3

  4.         Changes in Registrant's Certifying Accountant  . .          3

  5.         Other Events . . . . . . . . . . . . . . . . . . .          3

  6.         Resignations of Registrant's Directors . . . . . .          3

  7.         Financial Statements and Exhibits  . . . . . . . .          3

             Index to Financial Statements and Exhibits . . . .          3

  8.         Change in Fiscal Year. . . . . . . . . . . . . . .          3

             Signatures . . . . . . . . . . . . . . . . . . . .          4

1.    Changes in Control of Registrant

      None

2.    Acquisition or Disposition of Assets

      None

3.    Bankruptcy or Receivership

      None

4.    Changes in Registrant's Certifying Accountant

      None

5.    Other Events

      None

6.    Resignations of Registrant's Directors

      None

7.    Financial Statements and Exhibits

      Index to Financial Statements and Exhibits

      Exhibits

      99-a         The Cincinnati Gas & Electric Company's
                   Quarterly Report on Form 10-Q for the
                   quarter ended March 31, 1994.

8.    Change in Fiscal Year

      None

                                     SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      PSI RESOURCES, INC.
                                                           Registrant


Date:  May 20, 1994



                                       By:       /s/    Charles J. Winger
                                                       (Charles J. Winger)
                                                    Comptroller and Principal
                                                        Accounting Officer